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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    July 10, 1998





                           HARVARD INDUSTRIES, INC.
              (Exact name of registrant as specified in charter)




          Florida                      0-21362                21-0715310
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)



3 Werner Way                                                          08833
Lebanon, New Jersey                                                 (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code:  (908) 437-4100




         (Former name or former address, if changed from last report)

                                     NONE


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Item 5.  Other Events

         On July 10, 1998, Harvard Industries, Inc. and its nine domestic subsidiaries filed their Plan of Reorganization and Disclosure Statement with the United States Bankruptcy Court for the District of Delaware. The Plan of Reorganization, which is being jointly proposed and supported by the Official Committee of Unsecured Creditors appointed in Harvard's Chapter 11 case contemplates a conversion of virtually all pre-petition unsecured debt to equity of the reorganized Harvard, subject to dilution for incentive options and with respect to warrants to be issued under the Plan. Under the terms of the Plan, holders of Harvard's PIK Preferred and Common Stock will receive warrants to acquire up to 5% of the common stock in the reorganized Harvard.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits:

                  Plan of Reorganization

                  Disclosure Statement

                  Press Release



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         HARVARD INDUSTRIES, INC.



                                         By: /s/ Roger G. Pollazzi
                                             --------------------------------
                                             Name:  Roger G. Pollazzi
                                             Title: Chief Operating Officer

July 20, 1998



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                                 EXHIBIT INDEX

Exhibit
-------

99.1              Plan of Reorganization

99.2              Disclosure Statement

99.3              Press Release